THE GABELLI U.S. TREASURY MONEY MARKET FUND


                     SUPPLEMENT DATED SEPTEMBER 14, 2001 TO
                        PROSPECTUS DATED FEBRUARY 1, 2001


The information in this Supplement updates certain information contained in the Prospectus of The Gabelli U.S. Treasury Money Market Fund dated February 1, 2001 (the "Prospectus").

Our Prospectus states that the Fund will be open for purchases and redemptions of shares on each day that the New York Stock Exchange is open for trading. In light of the recent tragedy that our country is experiencing, many of the securities markets, including the New York Stock Exchange are closed. However, the Fund will be open for purchases and redemptions on business days beginning September 14, 2001 as long as money markets and Federal Reserve Banks remain open. Transactions will continue to be effected and the Fund's net asset value will be calculated at noon and 4:00 p.m. Eastern time on each regular business day.

Shareholders of the Fund who wish to purchase or redeem shares should continue to follow the procedures set forth under the headings of "Purchase of Shares" on page 5 and "Redemption of Shares" on page 7 of the Prospectus.

Exchanges of Fund shares will not be available until the New York Stock Exchange re-opens for trading.